LVIP Janus Capital Appreciation Fund (the “Fund”) Supplement Dated August 27, 2012 to the Summary Prospectus dated April 30, 2012

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to describe important changes to the Fund. Effective September 21, 2012 the Fund will have a new name, sub-adviser, portfolio manager and investment strategy. Effective September 28, 2012, the Fund will add a risk portfolio management strategy employed by additional portfolio managers.

Change to the Fund’s Sub-Adviser:

Effective September 21, 2012, UBS Global Asset Management (Americas) Inc. will replace Janus Capital Management, LLC as the Fund’s sub-adviser.

Change to the Fund’s Name:

Effective September 21, 2012, the name of the Fund shall be LVIP UBS Large Cap Growth RPM Fund.

All references to the Fund’s name shall be revised accordingly.

Changes to the Fund’s Principal Investment Strategies and Principal Risks:

Effective September 21, 2012, the following replaces Principal Investment Strategies on page 2:

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The sub-adviser defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts (“ADRs”). The sub-adviser may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the sub-adviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price-earnings multiples and positive stock price momentum, when selecting securities. The sub-adviser expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

In deciding whether an investment is tied to the U.S., the sub-adviser considers a number of factors including whether the investment is issued or guaranteed by the U.S. government or any of its agencies; the investment has its primary trading market in the U.S.; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, the U.S.; the investment is included in an index representative of the U.S.; and the investment is exposed to the economic fortunes and risks of the U.S.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the sub-adviser may invest up to 100% of the sub-adviser’s portion of assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the sub-adviser engages in such activities, the Fund may not achieve its investment objective.

Effective September 28, 2012, the following is added to the Principal Investment Strategies on page 2:

The Fund’s adviser will also employ an actively managed risk-management overlay using up to 20% of the Fund’s net assets. This risk portfolio management strategy or “RPM strategy” consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility. The adviser selects individual futures contracts on equity indices of U.S. and foreign markets, as appropriate, that it believes will have prices that are highly correlated to the Fund’s equity exposure. The RPM strategy is separate and distinct from any riders or features of your insurance contract.

The adviser will regularly adjust the level of exchange-traded futures contracts to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. Futures contracts can be purchased or sold by the adviser for less than their contract value, allowing an efficient use of Fund assets for the RPM strategy.

The adviser’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.

In addition to holding short positions in exchange-traded futures, where market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a “long” position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 110% of the Fund’s assets. As a result, the Fund may at certain times have leveraged exposure to equity securities. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage. In addition, the adviser will segregate liquid assets or otherwise cover these transactions to mitigate risk.

Effective September 28, 2012, the following is added to Principal Risks on page 2:

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Leverage Risk: Investment in certain futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures contracts may exceed the amount invested.

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Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

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Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.

Changes to the Fund’s Sub-Adviser and Portfolio Managers:

Effective September 21, 2012 UBS Global Asset Management (Americas) Inc. is the Fund’s sub-adviser.

Effective September 28, 2012 Lincoln Investment Advisors Corporation Portfolio Managers will begin managing a portion of the Fund.

The following replaces Investment Adviser and Sub-Adviser on page 3:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: UBS Global Asset Management (Americas) Inc. (“UBS”)

LIA Portfolio Managers	Company Title	Experience w/ Fund

Kevin J. Adamson	Vice President, Chief Operating Officer	Since September 2012

David A. Weiss	Vice President, Chief Investment Officer	Since September 2012

UBS Portfolio Manager	Company Title	Experience w/ Fund

Lawrence Kemp	Managing Director	Since September 2012

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